Tredegar
CORPORATION



Annual Meeting of Shareholders
May 15, 2014

Tredegar Corporation



Greg Williams

George Newbill



Ken Newsome



Greg Pratt





Carl Tack



Greg Williams

Tredegar CORPORATION



Greg Williams

Tredegar CORPORATION



Nancy Taylor

Today's Discussion

Recent financial performance

Our strategy in action

Bonnell's automotive strategy

Tredegar Corporation

2013 Overview

	2010	2011	2012	2013
Net Sales[1] (MM)	$720	$776	$857	$931
EPS from Ongoing Operations[2]	$.88	$.87	$1.20	$1.15

2013 Highlights:

- **Significant progress on strategic growth initiatives and strengthened our global capabilities through capacity projects and new product introductions**
- Volume rebounds in personal care and surface protection
- Market challenges in building & construction and flexible packaging
- Successful integration of AACOA

[1] See Note 1 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[2] See Note 2 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.

Tredegar CORPORATION

Tredegar
CORPORATION





Kevin O’Leary

Forward-Looking Statements

Certain statements contained in this presentation are forward-looking statements. Pursuant to federal securities regulations, we have set forth cautionary statements relating to those forward-looking statements in our Annual Report on Form 10-K for the year ended December 31, 2013, in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and other filings with the Securities and Exchange Commission. We urge readers to review and carefully consider these cautionary statements and the other disclosures we make in our filings with the SEC.

This presentation contains non-GAAP financial measures that are not determined in accordance with United States GAAP. These non-GAAP financial measures should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with United States GAAP. A reconciliation of those financial measures to United States GAAP financial measures is included under "Supplemental Information" in this presentation and is available on the company's website at www.tredegar.com under "Investors".

The report speaks as of the date thereof. Tredegar is not, and should not be deemed to be, updating or reaffirming any information contained therein. We do not undertake, and expressly disclaim any duty, to update any forward-looking statements made in this presentation to reflect any change in management's expectations or any change in conditions, assumptions or circumstances on which such statements are based.

Tredegar CORPORATION

Tredegar Corporation

First Quarter Net Sales and Net Income

Financial Highlights

- 1Q 2014 net income from ongoing operations[2] of $9.5MM; $0.29 per share
- Segment Operating Profit[3] from ongoing operations of $21.5MM was essentially flat with prior year
- Non-cash pension expense $1.1MM favorable to prior year
- 13D related expenses were $0.9MM for the quarter
- Effective tax rate for net income from ongoing operations[4] at 35% vs. 28% in 1Q 2013; geographic income mix and R&D credit

Net Sales[1]
(in Millions)



234
236
236
225
228
1Q13
2Q13
3Q13
4Q13
1Q14

Net Income from Ongoing Operations[2]
(in Millions)



9.0
9.7
9.8
8.8
9.5
1Q13
2Q13
3Q13
4Q13
1Q14

[1] See Note 1 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[2] See Note 2 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[3] See Note 7 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[4] See Note 8 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.

Tredegar CORPORATION

Tredegar Film Products

2014 First Quarter Results

1st Quarter Performance

(in millions)	1Q 14	1Q 13	△
Volume (lbs.)	62.6	67.6	(7)%
Net Sales[1]	$149.2	$154.4	(3)%
Operating Profi[2]	$16.7	$17.0	(2)%
Adj. EBITDA[3]	$24.4	$25.9	(6)%

1st Quarter Y/Y Sales Comparison

Net Sales Growth	(3)%
Volume/Mix	(2)%
Price	(1)%
Currency	0%

Performance Drivers

- Lower North American baby care elastic laminate volume with P&G (as previously announced)
- Customer inventory corrections in Surface Protection films began during quarter
- Productivity improvements help offset lower price in Personal Care
- Pricing pressure and higher manufacturing expense in Flexible Packaging
- Foreign Currency movement had a favorable impact on adjusted EBITDA of $1.7MM

Business Outlook

- Surface Protection customer inventory corrections expected to continue in 2Q14
- Lower baby care volumes as North American baby care elastic laminate volume with P&G business will fully ramp down during the second quarter
- New Flexible Packaging line will ramp up in the second half of 2014
- Capital spending projection of $49MM for 2014

[1] See Note 1 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[2] See Note 7 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[3] See Note 3 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.

Bonnell Aluminum
2014 First Quarter Results

1st Quarter Performance

(in millions)	1Q 14	1Q 13	△
Volume (lbs.)	36.6	35.7	3%
Net Sales[1]	$79.3	$79.9	(1)%
Operating Profit[2]	$4.8	$4.6	3%
Adj. EBITDA[3]	$7.2	$6.9	3%

1st Quarter Y/Y Sales Comparison

Net Sales Growth	(1)%
Volume/Mix	2%
Price	(3)%

Performance Drivers

- Volume up 3%; nonresidential B&C flat
- Lower price primarily driven by reduction in aluminum prices
- Adjusted EBITDA increase driven by lower manufacturing cost, reduced SG&A spending and higher volume, partially offset by inefficiencies and higher spending related to adverse weather conditions early in the quarter

Business Outlook

- Automotive press ramping up throughout the balance of 2014
- Capital spending projection of $9MM for 2014

[1] See Note 1 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[2] See Note 7 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[3] See Note 3 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.

Tredegar CORPORATION

Tredegar Corporation

Other 2014 First Quarter Financial Highlights

$ Millions, except percentages

Cash Flows from Operations	$10.0
Capital Expenditures	$10.2
Dividends Paid	$2.3
Net Debt[1]	$88.8
Total Debt to Adjusted EBITDA[2]	1.33x
Net Debt to Total Capitalization[3]	18.1%
ROIC[4]	9.1%

[1] See Note 4 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[2] As defined under Tredegar's credit agreement. See Tredegar's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (pages 26-27) for more information on this non-GAAP financial measure.
[3] See Note 5 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[4] See Note 6 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.

Tredegar CORPORATION

Outlook

Performance Targets[1]

	2014	2016[2]

<u>Film Products</u>
• **Volume Growth**
  • Surface Protection: New technologies for high-end TVs, tablets and smartphones
  • Flexible Packaging: New capacity begins to ramp up in the second half of 2014
  • Personal Care: Growth (primarily from emerging markets) mitigated by impact of loss of P&G babycare elastic laminate volume
	2%	**5%**

• **EBITDA Margins**	**16%**	**18%**

<u>Bonnell Aluminum</u>
• **Volume Growth**
  • Low single digit growth expected in nonresidential building and construction market
  • Automotive capacity came on line in the first quarter of 2014
	9%	**6%**

• **EBITDA Margins**	**9%**	**10%**
Tredegar ROIC	**8-9%**	**11-12%**

Timely ramp up of new capacity is critical to meeting volume targets

[1] *Represents management's long-term estimates prepared using data from industry publications and its market knowledge and experience. Management's estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results.*

[2] *Three year CAGR (2013 – 2016) for Film Products and Bonnell volume targets.*

Tredegar CORPORATION

Tredegar CORPORATION



Nancy Taylor

Customer and End-Market Concentration Improvements

Customer Concentration - Tredegar Corporation Net Sales[1]


2010
38%
62%
P&G
All Other
$720MM Net Sales


2013
28%
72%
P&G
All Other
$931MM Net Sales

Bonnell Aluminum Volume


2010
32%
68%
Nonresidential Building & Construction
All Other
95MM lbs.


2013
40%
60%
Nonresidential Building & Construction
All Other
144MM lbs.

[1] *See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

Tredegar CORPORATION

SOURCES OF FEMININE PAD VOLUME GROWTH
66.9 Billion Units Increased Global Consumption From 2014-2019



Undeveloped Markets = 68.3%
+45.7
Developing Markets = 30.3%
+20.3
Mature Markets = 1.4%
+0.9
1.2 - U.S. & Canada
-0.1 - W. Europe
-0.2 - Japan
3.8
6.7
1.0
8.8
9.3
4.8
15.4
10.3
5.9
50
45
40
35
30
25
20
15
10
5
0
-5
Mature Markets
U.S. & Canada
W. Europe
Japan
Developing Markets
Other Asia-Pacific
Mexico
So. & Central America
Middle East
Undeveloped Markets
Central & Eastern Europe
Africa
China
India
Rest of Central Asia

Source: Price Hanna Consultants LLC estimates

PRICE HANNA CONSULTANTS

Worldwide Display Area by Application

Source: DisplaySearch Worldwide FPD Shipment and Forecast Report



Millions m2
250
200
150
100
50
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Others
TV
Desktop Monitor
Notebook PC
Mobile Phone
Tablet PC

DISPLAYSEARCH
An NPD Group Company

Source: NPD DisplaySearch – FPD Conference

Tredegar CORPORATION

Global Market for Engineered Optics



Market Segment Revenue ($MM)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
30% CAGR (2013-2020)
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Microstructure
White Reflectors
Volumetric
Premium Rigid Diffusers
Specular Reflectors
TOTAL

Source: Internal Projections

Tredegar CORPORATION

Global Demand for PET Packaging Films



(metric tons in 000's)
2500
2000
1500
1000
500
0
1,538
1,624
1,700
1,792
1,921
2,062
2,208
2,358
2010
2011
2012
2013
2014
2015
2016
2017

Source: PCI Report "World Market for BOPET Films to 2017"

Tredegar CORPORATION

North American Light Vehicle Market for Aluminum Extrusion Content


North American Light Vehicle
Aluminum Extrusion Content Forecast
Extruded Products (MM Lbs.)
800
750
700
650
600
550
500
450
400
350
300
2010
2015
2020
2025

Source: Ducker Worldwide

Executing Our Strategy

Disciplined approach in evaluating new markets

Long-term perspective

Translating strategy into action

BONNELL
ALUMINUM
Experience with Confidence



Brook Hamilton

Imagine…

54.5 mpg

2025 CAFÉ Standards

(Corporate Average Fuel Economy)






www.AutoUnleashed.com



BONNELL®
ALUMINUM
Experience with Confidence

2010 Sales by End Market


5%
5%
8%
82%
Building & Construction (nonresidential & residential)
Transportation
Distribution
Other

BONNELL ALUMINUM
Experience with Confidence

95 Million Pounds

2010 Sales by End Market



5%
5%
8%
14%
68%
Building & Construction (nonresidential)
Building & Construction (residential)
Transportation
Distribution
Other

BONNELL ALUMINUM
Experience with Confidence

95 Million Pounds

2013 Sales by End Market


8%
7%
6%
12%
67%
Building & Construction (nonresidential & residential)
Consumer Durables
Transportation
Machinery & Equipment
Other

144 Million Pounds

BONNELL ALUMINUM
Experience with Confidence

AACOA
A DIVISION OF BONNELL ALUMINUM

2013 Sales by End Market


8%
7%
6%
12%
7%
60%
Building & Construction (nonresidential)
Building & Construction (residential)
Consumer Durables
Transportation
Machinery & Equipment
Other

144 Million Pounds

BONNELL ALUMINUM
Experience with Confidence

AACOA
A DIVISION OF BONNELL

REUTERS EDITION: U.S. SIGN

HOME BUSINESS MARKETS WORLD POLITICS TECH OPINION BREAKINGVIEWS

Live Coverage: Putin warns of consequences if Kiev used the army agai

Bonnell Aluminum Commits to Invest $17 Million,Enters Automotive Market

Tue Feb 12, 2013 9:00am EST

BONNELL ALUMINUM
Experience with Confidence

New $17MM 9" Extrusion Press in Newnan, GA



Bonnell Aluminum
Experience with Confidence

New $17MM 9" Extrusion Press in Newnan, GA



BONNELL
ALUMINUM
Experience with Confidence

New $17MM 9” Extrusion Press in Newnan, GA


MVP

New $17MM 9” Extrusion Press in Newnan, GA



BONNELL ALUMINUM
Experience with Confidence

Products



BONNELL ALUMINUM
Experience with Confidence

Platforms


Jeep
Jeep

BONNELL
ALUMINUM
Experience with Confidence

Platforms


Electric Drive

BONNELL®
ALUMINUM
Experience with Confidence

Platforms



Platforms



The next game changer in the automotive industry…

Aluminum.

BONNELL®
ALUMINUM
Experience with Confidence

Market Growth


North American Light Vehicle
Aluminum Extrusion Content Forecast
Extruded Products (MM Lbs.)
800
750
700
650
600
550
500
450
400
350
300
2010
2015
2020
2025

Source: Ducker Worldwide

BONNELL ALUMINUM
Experience with Confidence

State-of-the-Art Equipment


Safety
FIRST

BONNELL ALUMINUM
Experience with Confidence

Experienced Automotive Team


TURLA

BONNELL ALUMINUM
Experience with Confidence

Definitely.



Nancy Taylor

Tredegar CORPORATION



Greg Williams

Tredegar
CORPORATION



Tredegar
CORPORATION



Q&A

Tredegar
CORPORATION



GAAP Reconciliations

Supplemental Information

Notes

1. Net sales represent sales less freight. Net sales is a financial measure that is not calculated in accordance with U.S. generally accepted accounting principles (U.S. GAAP), and it is not intended to represent sales as defined by U.S. GAAP. Net sales is a key measure used by the chief operating decision maker of each segment for purposes of assessing performance. A reconciliation of net sales to sales is shown below:

(In millions)	2010	2011	2012	2013	First Quarter 2013	Second Quarter 2013	Third Quarter 2013	Fourth Quarter 2013	First Quarter 2014
Film Products	$520.8	$535.5	$611.9	$621.2	$154.4	$158.2	$157.2	$151.4	$149.2
Aluminum Extrusions	199.6	240.4	245.5	309.5	79.9	77.9	78.5	73.2	79.3
Total net sales	720.4	775.9	857.4	930.7	234.3	236.1	235.7	224.6	228.5
Add back freight	17.8	18.5	24.8	28.6	7.2	7.4	7.5	6.5	6.7
Sales as shown in consolidated statements of income	$738.2	$794.4	$882.2	$959.3	$241.5	$243.5	$243.2	$231.1	$235.2

2. The after-tax effects of losses associated with plant shutdowns, asset impairments and restructurings and gains or losses from the sale of assets and other items (which includes unrealized gains and losses for an investment accounted for under the fair value method) have been presented separately and removed from income (loss) and earnings (loss) per share from continuing operations as reported under U.S. GAAP to determine Tredegar's presentation of net income and earnings per share from ongoing operations. Net income and earnings per share from ongoing operations are key financial and analytical measures used by Tredegar to gauge the operating performance of its ongoing operations. They are not intended to represent the stand-alone results for Tredegar's ongoing operations under GAAP and should not be considered as an alternative to net income or earnings per share from continuing operations as defined by U.S. GAAP. They exclude items that we believe do not relate to Tredegar's ongoing operations. A reconciliation is shown below:

(in millions, except per share data)	2010	2011	2012	2013	First Qtr 2013	Second Qtr 2013	Third Qtr 2013	Fourth Qtr 2013	First Qtr 2014	LTM March 2014
Net income from continuing operations under U.S. GAAP	$ 26.8	$ 28.5	$ 43.2	$ 35.9	$ 9.5	$ 9.6	$ 7.4	$ 9.4	$ 8.5	$ 34.9
After tax effects of:										
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	0.9	1.2	3.2	0.9	0.2	0.2	0.1	0.4	0.8	1.5
(Gains) losses from sale of assets and other	1.0	(1.8)	(7.9)	0.5	(0.7)	(0.1)	2.3	(1.0)	0.2	1.4
Net income from ongoing operations	$ 28.7	$ 27.9	$ 38.5	$ 37.3	$ 9.0	$ 9.7	$ 9.8	$ 8.8	$ 9.5	$ 37.8
Earnings per share from continuing operations under U.S. GAAP	$ 0.82	$ 0.89	$ 1.34	$ 1.10	$ 0.29	$ 0.29	$ 0.23	$ 0.29	$ 0.26	
After tax effects of:										
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	0.03	0.04	0.10	0.03	0.01	0.01	-	0.01	0.02	
(Gains) losses from sale of assets and other	0.03	(0.06)	(0.24)	0.02	(0.02)	-	0.07	(0.03)	0.01	
Earnings per share from ongoing operations (diluted)	$ 0.88	$ 0.87	$ 1.20	$ 1.15	$ 0.28	$ 0.30	$ 0.30	$ 0.27	$ 0.29	

Tredegar CORPORATION

Supplemental Information
Notes

3. Adjusted EBITDA represents net income (loss) from continuing operations before interest, taxes, depreciation, amortization, unusual items, goodwill impairments, gains or losses associated with plant shutdowns, asset impairments and restructurings, gains or losses from the sale of assets, investment write-downs or write-ups, charges related to stock option awards accounted for under the fair value-based method and other items. Adjusted EBITDA is a non-GAAP financial measure that is not intended to represent net income (loss) or cash flow from operations as defined by U.S. GAAP and should not be considered as either an alternative to net income (loss) (as an indicator of operating performance) or to cash flow (as a measure of liquidity). Tredegar uses Adjusted EBITDA as a measure of unlevered (debt-free) operating cash flow.

We also use it when comparing relative enterprise values of manufacturing companies and when measuring debt capacity. When comparing the valuations of a peer group of manufacturing companies, we express enterprise value as a multiple of Adjusted EBITDA. We believe Adjusted EBITDA is preferable to operating profit and other GAAP measures when applying a comparable multiple approach to enterprise valuation because it excludes the items noted above, measures of which may vary among peer companies.

First Quarter - 2014	Film Products	Aluminum Extrusions	Total
Operating profit (loss) from ongoing operations	$ 16.7	$ 4.8	$ 21.5
Add back depreciation & amortization	7.7	2.4	10.1
Adjusted EBITDA before corporate overhead	24.4	7.2	31.6
First Quarter - 2013			
Operating profit (loss) from ongoing operations	$ 17.0	$ 4.6	$ 21.6
Add back depreciation & amortization	8.9	2.3	11.2
Adjusted EBITDA before corporate overhead	25.9	6.9	32.8

Tredegar CORPORATION

Supplemental Information

Notes

4. Net debt is a non-GAAP financial measure that is not intended to represent debt as defined by U.S. GAAP, but is utilized by management in evaluating financial leverage and equity valuation. A calculation of net debt is shown below:

(In millions)		March 31, 2014
Debt	$	134.0
Less: Cash and cash equivalents		(45.2)
Net debt	$	88.8

5. Net debt-to-capitalization is a non-GAAP financial measure that is used by management in evaluating financial leverage and equity valuation. The calculation is Net Debt divided by Total Capitalization. A reconciliation of net debt-to-capitalization is shown below:

(In millions except percentages)		March 31, 2014
Net debt (see note 4) (a)	$	88.8
Shareholders' equity (b)		416.2
Net debt-to-capitalization [(a) / (a+b)]		18%

Tredegar CORPORATION

Supplemental Information

Notes

6. Return on invested capital (ROIC) is defined by Tredegar as Adjusted Net Income from Ongoing Operations divided by average Invested Capital where the individual components are defined as follows:

Adjusted Net Income from Ongoing Operations equals:

	Income from Ongoing Operations (as previously defined and reconciled in Note 2)
Plus	Pension expense excluding service costs, net of taxes
Plus	Interest expense, net of tax

Average Invested Capital is the average of the beginning and ending Invested Capital balance where Invested Capital is defined as follows:

	Shareholders equity
Plus	Long-term debt
Plus	Short-term portion of long-term debt
Plus	Accrued pension liability
Minus	Cash
Minus	Non-operating investments (investment in kaleo, Inc.; Harbinger Capital Special Situations Fund, L.P. and investment real estate property)

ROIC for the LTM ended March 31, 2014 is calculated as follows:

($ millions, except percentages)		LTM March 31, 2014
Income from Ongoing Operations		$ 37.8 *
Pension expense	12.6	
Less: Service Costs	(3.5)	
Taxes (34%)	(3.1)	
Pension expense excluding service costs, net of taxes		6.0
Interest expense	2.8	
Taxes (34%)	(1.0)	
Interest Expense, net of tax		1.8
Adjusted Net Income from Ongoing Operations (a)		$ 45.6

	March 31, 2014	March 31, 2013	Average
Shareholders equity	$ 416.2	$ 379.2	$ 397.7
Long-term debt	134.0	118.0	126.0
Short-term portion of long-term debt	-	-	-
Accrued pension liability	41.8	82.9	62.4
Less: Cash	(45.2)	(37.7)	(41.5)
Less: Non-operating investments			
Investment in kaleo, Inc.	(37.1)	(34.8)	(36.0)
Investment in Harbinger Capital Special Situations Fund, L.P.	(2.6)	(3.4)	(3.0)
Investment in real estate property	(5.9)	(6.9)	(6.4)
Invested Capital (b)			$ 499.2
ROIC (a) / (b)			9.1%

* See Note 2 for additional detail and a reconciliation of this non-GAAP financial measure.

Tredegar CORPORATION

Supplemental Information

Notes

7. Operating profit from ongoing operations is used by management to assess profitability. A reconciliation of operating profit from ongoing operations to net income is show below:

Operating profit (loss): (in thousands)		First Quarter 2014		2013
Film Products:				
Ongoing operations	$	16,722	$	17,007
Plant shutdowns, asset impairments and restructurings, gain from sale of assets and other items		(1,245)		(102)
Aluminum Extrusions:				
Ongoing operations		4,761		4,614
Plant shutdowns, asset impairments and restructurings, gain from sale of assets and other items		-		(253)
Total		20,238		21,266
Interest income		195		78
Interest expense		630		690
Gain (loss) from an investment accounted for under the fair value method		-		1,100
Stock option-based compensation costs		241		316
Corporate expenses, net		6,475		8,157
Income (loss) from continuing operations before income taxes		13,087		13,281
Income taxes		4,608		3,764
Income (loss) from continuing operations		8,479		9,517
Income (loss) from discontinued operations, net of tax		-		(5,240)
Net income (loss)	$	8,479	$	4,277

Tredegar CORPORATION

Supplemental Information
Notes

8. The pre-tax and after-tax effects of losses associated with plant shutdowns, asset impairments and restructurings and gains or losses from the sale of assets and other items (which includes unrealized gains and losses for an investment accounted for under the fair value method) have been presented separately and removed from income (loss) from continuing operations as reported under U.S. GAAP to determine Tredegar's presentation of net income from ongoing operations. Net income from ongoing operations is a key financial and analytical measure used by Tredegar to gauge the operating performance of its ongoing operations. It is not intended to represent the stand-alone results for Tredegar's ongoing operations under U.S. GAAP and should not be considered as an alternative to net income from continuing operations as defined by U.S. GAAP. It excludes items that we believe do not relate to Tredegar's ongoing operations. A reconciliation of the pre-tax and post-tax balances attributed to net income from ongoing operations for the quarters ended March 31, 2014 and 2013 are shown below in order to show its impact upon the effective tax rate:

(in millions)

	Pre-Tax (a)	Taxes (b)	After-Tax	Effective Tax Rate (b)/(a)
Quarter Ended March 31, 2014				
Net income (loss) from continuing operations as reported under U.S. GAAP	$ 13.1	$ 4.6	$ 8.5	35%
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	1.2	0.4	0.8	
(Gains) losses from sale of assets and other	0.2	-	0.2	
Net income from ongoing operations	$ 14.5	$ 5.0	$ 9.5	35%
Quarter Ended March 31, 2013				
Net income (loss) from continuing operations as reported under U.S. GAAP	$ 13.3	$ 3.8	$ 9.5	28%
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	0.3	0.1	0.2	
(Gains) losses from sale of assets and other	(1.0)	(0.3)	(0.7)	
Net income from ongoing operations	$ 12.6	$ 3.6	$ 9.0	28%

Tredegar CORPORATION